                        BOULDER TOTAL RETURN FUND, INC.
                                 Annual Report
                               November 30, 2001

Dear Shareholders:

    The attached tables reveal our results for the year ending November 30, 2001. As we've stated in the past, we judge ourselves on the performance of the Fund's net asset value (NAV). In contrast, performance of the 'market price' is largely the result of your interpretation of how well or poorly we've performed in managing that NAV. For the fiscal year ending November 30, 2001, our NAV advanced 17.68% with dividends re-invested. This compares favorably to our yardstick, the S&P 500, which decreased 12.22%.

    In the context of what has happened in the market during the last year, I am reasonably satisfied with our results. While we always try to pick investments that will give us reasonable returns over time, we do not have any expectation of achieving the same kind of return next year, or anywhere near the kind of returns seen in many indices and stocks during the 1990's. I do believe in regression to the mean and after a decade of above normal returns, it seems reasonable to expect a period of below normal returns. So we have no promises or quantifiable expectations for the future. We do, however, promise to continue to look for good businesses and will seek to buy them when they are available at reasonable prices. In pursuit of this goal, we often experience disappointment because we frequently spend a lot of time intensely studying a company and only towards the end of that process do we discover something we don't like and decide not to buy. Although this sometimes makes me feel like I've wasted my time, it is much better to start looking anew than to invest a lot of money in something questionable just because we've invested a lot of time.

    I want our shareholders to understand our goals. Our past shareholder letters do a pretty good job of summarizing our goals as well as my approach to investing. You can access all of these letters on our website at www.bouldertotalreturn.com. If shareholders understand our goals, those who buy our stock will have a better chance of getting what they expect. If we are trying to become a horse, and someone buys our stock expecting an elephant, they are apt to be disappointed, even if we are successful in becoming a horse. We don't want disappointed shareholders, so we hope all of our shareholders will be seeking the same goals we are. Whether we are successful in accomplishing these goals remains to be seen.

    The attached tables and my comments above talk about our successes. But I think it is equally important for shareholders to understand our mistakes as well. Below I have shared with you some of my real mistakes and some that may appear to be mistakes now, but only time will tell.

    1. I didn't sell Dana Corporation (DCN) when it got to $26.00+. I felt it would sell for a lot more than that in the next few years. I still believe this, but never dreamed it would decline as much and as quickly as it did. We clearly would have been better off to have sold Dana and bought it back now, but, I wasn't smart enough to do this. Our fund is down about $10 million from its high and almost all of this is a result of not selling Dana. Dana is a very well run company in a tough industry. I think ultimately it will prove to be a profitable purchase, but we'll have to wait longer to see.

    2. USG Corporation (USG) is another one that appears to have been a mistake, at least at this point in time. USG is a wonderful company and a model of efficiency with a very environmentally friendly approach. But I underestimated how far the asbestos claims would reach and our fate is now in the hands of the US Bankruptcy Court. We believe that USG will come out of bankruptcy a wonderful company, just as it was when it when in. It is just a question of how much the court will award to the asbestos claimants and how much, if any, will be left for the owners.

    3. The third possible mistake is Providian Financial Corporation (PVN). This has been a very high reward company for many years. However, the slowdown in the economy and a subsequent surge in bankruptcy filings by credit card holders, has really brought PVN to the brink. Although we are showing a substantial loss in it now, it has the potential of the greatest future reward of anything we hold. We bought some of our PVN at above $10, and then, after it fell below $5, we bought more. PVN's new CEO, Joe Saunders, has had a fine record in the credit card industry and we have a lot of confidence in his ability to get PVN back on the right course. Again, we intend to wait and see what the future brings.

    4. Boykin Lodging Company (BOY) and Tanger Factory Outlet Centers, Inc.
(SKT) also show substantial quotational losses, but I still think they are good long term holds.

    I look at the Fund as if it has two separate portfolios. The first is an income portfolio funded by the Fund's leverage (i.e., its preferred stock or AMPs). Here we attempt to match the money provided by the AMPs to our income securities with the objective of our spread paying all Fund expenses. We are currently successful in doing this, while at the same time providing about $1 million additional per year to pay out to the common shareholders.

    The second portfolio is funded by our common stockholders and is focused on increasing the long term value of the Fund. By far our biggest holding in this portfolio is Berkshire Hathaway, Inc. (BRK). While BRK is only 30% of our total portfolio, it is 45% of the common stock portion. So, to a very large extent, what happens to BRK will determine what happens to the Fund, maybe even to a larger extent than appears on the surface. Of course everything in our portfolio affects our outcome, but the significance of BRK is probably greater than it seems. As you probably have noticed, I'm very bullish on BRK. It is a collection of wonderful businesses and investments, assembled and shepherded by the person I view as the best and most honest businessman in America, Warren Buffett. I am very content to have a disproportionately large part of my financial future riding with him and expect this asset to perform very well over time.

    We're glad to have you as partners. I want to assure you that I will continue to work hard to make our Fund successful. As my family is a 42% owner, we really do eat our own cooking.

Sincerely,

Stewart R. Horejsi

Stewart R. Horejsi

January 9, 2002

---------
Nothing in this annual report should be considered as investment advice. This letter explains the managers' views as of its date, which may have subsequently changed.

                        BOULDER TOTAL RETURN FUND, INC.

                                   EXHIBIT 1
                                  (UNAUDITED)

           Net Asset Value and Market Performance for a Common Share
                          For the Year Ending 11/30/01

                                                   NAV     MARKET
                                                   ---     ------
11/30/00........................................  $14.81   $12.00
11/30/01........................................  $17.36   $16.05
                                                  ------   ------
    Change......................................  $ 2.55   $ 4.05
Dividends Paid..................................  $ 0.05   $ 0.05
                                                  ------   ------
Net Increase in Value...........................  $ 2.60   $ 4.10
Net Increase % (1)..............................   17.56%   34.17%

---------
(1) No Dividend Reinvestment

                       Low NAV in 2001 was $14.65 on 9/21/01
                       High NAV in 2001 was $18.11 on 7/6/01

                       Low Market in 2001 was $12.00 on 12/1/00
                       High Market in 2001 was $16.70 on 8/31/01

                                   EXHIBIT 2
                                  (UNAUDITED)

                 BTF Total Returns for Fiscal 2001 vs. S&P 500
                   Dividends Reinvested on Dividend Pay Date

                                                            BTF         BTF
                                                            NAV       MARKET      S&P 500
                                                            ---       ------      -------
Quarter Ending 2/28/01.................................      14.49%     17.54%        -5.43%
Quarter Ending 5/31/01.................................       4.74%      7.33%         1.62%
Quarter Ending 8/31/01.................................      -0.68%     10.74%        -9.44%
Quarter Ending 11/30/01................................      -1.20%     -3.89%         0.86%
                                                         ---------   ---------   ----------
Trailing 12 Months ending 11/30/01.....................      17.68%     34.27%       -12.22%

                        BOULDER TOTAL RETURN FUND, INC.

                                   EXHIBIT 3
                                  (UNAUDITED)

        Change in Principal Value of Asset Classes 11/30/00 to 11/30/01

                                                                        COMMON STOCK INVESTMENTS
                                                         -------------------------------------------------------
                                                            RICS          REITS      INDUSTRIALS       TOTAL
                                                            ----          -----      -----------       -----
Beginning Market Value.......          11/30/00          $20,715,138   $48,577,519   $115,111,490   $184,404,147
                                                         -----------   -----------   ------------   ------------
Cost of Purchases............       12/1/00-11/30/01       8,430,540    11,825,131     17,053,931     37,309,602
Proceeds from Sales..........       12/1/00-11/30/01       9,067,195    16,846,648      7,033,665     32,947,508
                                                         -----------   -----------   ------------   ------------
Net Purchases/(Sales)........                               (636,655)   (5,021,517)    10,020,266      4,362,094
Beginning Market Value Plus
  Net Purchases/(Sales)......                             20,078,483    43,556,002    125,131,756    188,766,241
Net Realized and Unrealized
  Gain.......................                              1,845,418    13,040,768      7,176,818     22,063,004
                                                         -----------   -----------   ------------   ------------
Ending Market Value..........          11/30/01          $21,923,900   $56,596,770   $132,308,575   $210,829,245
Number of Issues Held........          11/30/01                    8            11             10
Cash & Other.................                                                                       $ 30,290,433
                                                                                                    ------------
    Total....................                                                                       $241,119,678
                                                                                                    ------------
                                                                                                    ------------

                                   EXHIBIT 4
                                  (UNAUDITED)

                   Pro-Forma Annual Net Income from Leverage
                        and Other Income as of 11/30/01

INCOME FROM USE OF LEVERAGE                                   COST       ANNUAL INCOME   YLD. ON COST
---------------------------                                   ----       -------------   ------------
RICs........................................              $ 21,291,189    $1,977,720         9.29%
REITs.......................................              $ 49,922,526    $4,958,708(3)      9.93%
Cash........................................              $  6,286,285    $  119,439         1.90%
                                                          ------------    ----------
    Total...................................              $ 77,500,000    $7,055,867         9.10%

AMP DIVIDEND AND FUND EXPENSES                  RATE        PRINCIPAL      ANNUAL COST
------------------------------                  ----        ---------      -----------
AMPs (1) 2.46%...............................  2.870%      $ 77,500,000    $2,224,018
Fund Expenses (2)............................  1.620%      $241,119,678    $3,906,138
                                                                           ----------
    Total Expenses...........................                              $6,130,156
                                                                           ----------
    Net Investment Income from Leverage......                              $  925,711

OTHER INCOME
------------
Income from Common Stocks....................                              $  299,890
Income from Cash (less Cash income above)....                              $  556,031
                                                                           ----------
    Total Other Income.......................                              $  855,921
                                                                           ----------
    Total Net Investment Income..............                              $1,781,632

---------
(1) The most recent AMP auction rate of 2.46% + 0.41% of costs directly associated with the AMPs totaling 2.87%.

(2) The expense ratio of 1.66% is exclusive of the costs directly associated with the AMPs.

(3) Includes return of capital from REITs.

BOULDER TOTAL RETURN FUND, INC.                         PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 2001

---------------------------------------------------------------
 COMMON STOCKS  -- 87.5%
                       SHARES/PAR       COST          VALUE
                       ---------    ------------   ------------
AUTO/TRUCK-ORIGINAL EQUIPMENT  - 4.0%
Dana Corporation.....    700,000    $  9,755,048   $  9,590,000
                                                   ------------
BUILDING MATERIALS  - 0.6%
USG Resources
  Corporation........    300,000       5,483,729      1,536,000
                                                   ------------
DIVERSIFIED  - 30.5%
Berkshire Hathaway
  Inc., Class A'D'...        750      41,005,360     52,500,000
Berkshire Hathaway
  Inc., Class B'D'...      9,010      17,971,271     21,020,330
                                                   ------------
TOTAL DIVERSIFIED................     58,976,631     73,520,330
                                                   ------------
FINANCIAL SERVICES  - 7.7%
Citigroup, Inc. .....    293,360       6,806,230     14,051,945
Providian Financial
  Corporation........    600,000       2,918,893      1,602,000
Wesco Financial
  Corporation........      9,000       2,187,680      2,790,000
                                                   ------------
TOTAL FINANCIAL SERVICES.........     11,912,803     18,443,945
                                                   ------------
INSURANCE  - 3.6%
The Progressive
  Corporation........     60,000       4,156,018      8,791,800
                                                   ------------
INVESTMENT COMPANIES  - 9.1%
ACM Income Fund,
  Inc................    482,007       3,445,220      3,884,976
Blackrock Advantage
  Terminal Trust.....     60,000         676,257        666,000
Hyperion 2005
  Investor Grade
  Opportunity Term
  Trust..............     51,700         501,882        502,524
Morgan Stanley
  Emerging Markets
  Debt Fund..........    290,000       2,123,718      2,186,600
Putnam Master
  Intermediate Income
  Trust..............    400,000       2,399,106      2,460,000
Putnam Premier Income
  Trust..............    940,000       5,785,737      5,752,800
TCW/DW Term Trust
  2003...............    300,000       3,225,640      3,216,000
Templeton Emerging
  Market Income
  Fund...............    300,000       3,133,629      3,255,000
                                                   ------------
TOTAL INVESTMENT COMPANIES.......     21,291,189     21,923,900
                                                   ------------
REITS  - 23.5%
Boykin Lodging
  Company............    300,000       3,128,986      2,220,000
First Industrial
  Realty
  Trust Inc..........    400,000      11,057,125     12,260,000

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                       SHARES/PAR       COST          VALUE
                       ---------    ------------   ------------
Hospitality Property
  Trust..............    400,000    $  9,713,522   $ 10,972,000
HRPT Properties
  Trust..............    400,000       3,208,000      3,368,000
JDN Realty
  Corporation........    460,100       4,999,840      5,705,240
New Plan Excel Realty
  Trust..............    500,000       6,988,283      9,385,000
Pennsylvania Real
  Estate Investment
  Trust..............    100,000       1,730,029      2,275,000
Post Properties,
  Inc................     50,000       1,695,802      1,726,500
Tanger Factory Outlet
  Centers, Inc. .....    110,000       2,570,864      2,325,400
Thornburg Mortgage,
  Inc. ..............     34,200         599,143        603,630
United Dominion
  Realty Trust,
  Inc. ..............    400,000       4,230,932      5,756,000
                                                   ------------
TOTAL REITS......................     49,922,526     56,596,770
                                                   ------------
RESTAURANTS  - 7.3%
Tricon Global
  Restaurants Inc. 'D'..    370,000   10,220,446     17,556,500
                                                   ------------
RETAIL-APPAREL/SHOE  - 1.2%
Intimate Brands
  Inc. ..............    200,000       2,526,990      2,870,000
                                                   ------------
TOTAL COMMON STOCKS..............    174,245,380    210,829,245
                                                   ------------
U.S. TREASURY BILLS  - 6.2%
1.9084% due
  12/6/01 'DD'.......  5,000,000       4,998,694      4,998,694
1.9091% due 12/13/01
  'DD'...............  5,000,000       4,996,867      4,996,867
1.9600% due 12/27/01
  'DD'...............  5,000,000       4,993,031      4,993,031
                                                   ------------
TOTAL U.S. TREASURY BILLS........     14,988,592     14,988,592
                                                   ------------
REPURCHASE AGREEMENT  - 6.2%
Agreement with PNC Capital
  Markets, 1.970% dated 11/30/01,
  to be repurchased at
  $15,051,471 on 12/03/01,
  collateralized by $14,350,000
  U.S. Treasury Note, 5.875% due
  11/15/04 (value $15,318,625)...     15,049,000     15,049,000
                                                   ------------
TOTAL INVESTMENTS  - 99.9%......    $204,282,972*   240,866,837
                                    ------------
                                    ------------
OTHER ASSETS AND LIABILITIES  - 0.1%...........         252,841
                                                   ------------
NET ASSETS  -- 100.0%...........................   $241,119,678
                                                   ------------
                                                   ------------

---------

 * Aggregate cost for Federal tax purposes is $203,474,065.

 'D' Non-income producing security.

 'DD' Annualized yield at date of purchase.

                 See accompanying notes to financial statements

BOULDER TOTAL RETURN FUND, INC.

------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


ASSETS:
Investments, at value (Cost
 $204,282,972) (Note 1)
See accompanying schedule.....             $240,866,837
Cash..........................                      106
Receivable for investment
 securities sold..............                1,438,262
Dividends and interest
 receivable...................                  121,959
Prepaid expenses..............                   26,449
                                           ------------
   TOTAL ASSETS...............              242,453,613
LIABILITIES:
Payable for securities
 purchased....................  $864,918
Investment advisory and sub-
 advisory fee payable
 (Note 2).....................   245,589
Legal and Audit fees
 payable......................    64,343
Administration fee payable
 (Note 2).....................    36,367
Directors' fees and expenses
 payable (Note 2).............    16,297
Accrued expenses and other
 payables.....................   106,421
                                --------
   TOTAL LIABILITIES..........                1,333,935
                                           ------------
NET ASSETS....................             $241,119,678
                                           ------------
                                           ------------

NET ASSETS consist of:
Undistributed net
 investment income.........                $    602,301
Accumulated net realized
 loss on investments
 sold......................                  (2,394,846)
Unrealized appreciation of
 investments...............                  36,583,865
Par value of Common Stock..                      94,167
Paid-in capital in excess
 of par value of Common
 Stock.....................                 128,734,191
Taxable Auction Market
 Cumulative Preferred Stock
 (Note 5)..................                  77,500,000
                                           ------------
   TOTAL NET ASSETS........                $241,119,678
                                           ------------
                                           ------------

                              PER SHARE
                             -----------
NET ASSETS AVAILABLE TO:
Taxable Auction Market
 Preferred Stock (775
 shares outstanding)
 redemption value
 (Note 5)..................  $100,000.00   $ 77,500,000
Accumulated undeclared
 dividends on Taxable
 Auction Market Preferred
 Stock (Note 5)............       164.00        127,098
                             -----------   ------------
                             $100,164.00     77,627,098
                             -----------
                             -----------
Common Stock (9,416,743
 shares outstanding).......       $17.36    163,492,580
TOTAL NET ASSETS...........       ------   ------------
                                  ------   $241,119,678
                                           ------------
                                           ------------

------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001

INVESTMENT INCOME:
Dividends....................                $8,859,113
Interest.....................                 1,047,330
                                            -----------
   TOTAL INVESTMENT INCOME...                 9,906,443

EXPENSES:
Investment advisory fee and
 sub-advisory fee
 (Note 2)....................  $2,728,750
Administration fee
 (Note 2)....................     437,211
Preferred Stock broker
 commissions and Auction
 Agent fees..................     198,010
Directors fees and expenses
 (Note 2)....................     108,362
Legal fees...................     104,932
Insurance expense
 (Note 2)....................      99,629
Shareholder servicing agent
 fees........................      58,207
Custodian fees...............      30,215
Audit fees...................      24,755
Other........................     140,433
                               ----------
   TOTAL EXPENSES............                 3,930,504
                                            -----------
NET INVESTMENT INCOME........                 5,975,939
                                            -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on investments sold
 during the year.......................       6,539,577
Unrealized appreciation of investments
 during the year.......................      15,522,133
                                             -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS...........................      22,061,710
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................     $28,037,649
                                            -----------
                                            -----------

                 See accompanying notes to financial statements

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED
                                                                     NOVEMBER 30,
                                                              ---------------------------
                                                                  2001           2000
                                                                  ----           ----
OPERATIONS:
Net investment income.......................................  $ 5,975,939    $  7,002,552
Net realized gain/loss on investments sold during the
  year......................................................    6,539,577     (11,510,612)
Unrealized appreciation of investments during the year......   15,522,133      25,665,411
                                                              -----------    ------------
Net increase in net assets resulting from operations........   28,037,649      21,157,351

DISTRIBUTIONS:
Dividends paid from net investment income to Money Market
  Cumulative Preferred'TM' Stock Shareholders (Note 5)......           --      (3,908,953)
Dividends paid from net investment income to Taxable Auction
  Market Preferred Stock Shareholders (Note 5)..............   (3,757,115)     (1,202,219)
Dividends paid from net investment income to Common Stock
  Shareholders..............................................     (470,846)     (1,760,955)
                                                              ------------   ------------
    TOTAL DISTRIBUTIONS.....................................   (4,227,961)     (6,872,127)

CAPITAL TRANSACTIONS:
Taxable Auction Market Preferred Stock issued...............           --      77,500,000
Money Market Cummulative Preferred Stock redeemed...........           --     (77,500,000)
Cost of Taxable Auction Market Preferred Stock issued
  (Note 5)..................................................           --        (584,468)
                                                              ------------   ------------
Net decrease in net assets resulting from capital
  transactions..............................................           --        (584,468)
NET INCREASE IN NET ASSETS FOR THE PERIOD...................   23,809,688      13,700,756

NET ASSETS:
Beginning of year...........................................  217,309,990     203,609,234
                                                              -----------    ------------
End of year (including undistributed net investment income
  of $602,301 and $630,457, respectively)................... $241,119,678    $217,309,990
                                                              -----------    ------------
                                                              -----------    ------------

                 See accompanying notes to financial statements

                        BOULDER TOTAL RETURN FUND, INC.
                              FINANCIAL HIGHLIGHTS
             For a Common share outstanding throughout each period.

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On
August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                            YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                                ----       ----       ----       ----       ----
OPERATING PERFORMANCE:
   Net asset value, beginning of year.......................  $  14.81   $  13.32   $  16.06   $  16.33   $  15.31
                                                              --------   --------   --------   --------   --------
   Net investment income....................................      0.63       0.75       1.29       1.33       1.36
   Net realized and unrealized gain/(loss) on investments...      2.35       1.50      (1.93)      0.13       1.10
                                                              --------   --------   --------   --------   --------
   Total from investment operations.........................      2.98       2.25      (0.64)      1.46       2.46
                                                              --------   --------   --------   --------   --------
DISTRIBUTIONS:
   Dividends paid from net investment income to MMP*
     Shareholders...........................................        --      (0.42)     (0.35)     (0.25)     (0.26)
   Distributions paid from net realized capital gains to
     MMP* Shareholders......................................        --         --      (0.03)     (0.14)     (0.06)
   Dividends paid from net investment income to AMP**
     Shareholders...........................................     (0.40)     (0.13)        --         --         --
   Dividends paid from net investment income to Common
     Shareholders...........................................     (0.05)     (0.19)     (1.02)     (1.07)     (1.05)
   Distributions paid from net realized capital gains to
     Common Shareholders....................................        --                 (0.64)     (0.29)     (0.05)
   Change in accumulated undeclared dividends on MMP*/AMP**
     Shareholders...........................................      0.02       0.04      (0.06)'D'   0.02      (0.02)
                                                              --------   --------   --------   --------   --------
   Total distributions......................................     (0.43)     (0.70)     (2.10)     (1.73)     (1.44)
                                                              --------   --------   --------   --------   --------
   Costs of AMP** Stock issued (Note 5).....................        --      (0.06)        --         --         --
                                                              --------   --------   --------   --------   --------
   Net asset value, end of year.............................  $  17.36   $  14.81   $  13.32   $  16.06   $  16.33
                                                              --------   --------   --------   --------   --------
                                                              --------   --------   --------   --------   --------
   Market value, end of year................................  $16.0500   $12.0000   $10.1875   $13.6250   $15.6250
                                                              --------   --------   --------   --------   --------
                                                              --------   --------   --------   --------   --------
   Total investment return based on net asset value(a)......     17.68%     13.27%     (5.17)%     7.65%     14.66%
                                                              --------   --------   --------   --------   --------
                                                              --------   --------   --------   --------   --------
   Total investment return based on market value(a).........     34.27%     20.00%    (14.51)%    (4.55)%    14.84%
                                                              --------   --------   --------   --------   --------
                                                              --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS
   Operating expenses.......................................      2.47%      2.55%      1.97%      1.83%      1.60%
   Net investment income(b).................................      1.52%      1.82%      6.08%      5.92%      6.51%
SUPPLEMENTAL DATA:
   Portfolio turnover rate..................................        16%        85%        69%        86%        77%
   Net assets, end of year (in 000's).......................  $241,120   $217,310   $203,609   $228,829   $231,572

----------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
 including MMP*/AMP**(a)....................................      1.66%      1.57%      1.26%      1.22%      1.05%

   * Money Market Cumulative Preferred'TM' Stock

  ** Taxable Auction Market Preferred Stock.

 (a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

 (b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to MMP*/AMP** Shareholders.

 'D' Includes effect of additional distribution available to MMP* Shareholders
     (.04 per Common share).

                 See accompanying notes to financial statements

                        BOULDER TOTAL RETURN FUND, INC.
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

    The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred Stock previously outstanding(1).

                                                                   INVOLUNTARY       AVERAGE
                                                        ASSET      LIQUIDATING       MARKET
                                       TOTAL SHARES   COVERAGE     PREFERENCE         VALUE
                                       OUTSTANDING    PER SHARE   PER SHARE (2)   PER SHARE (2)
                                       ------------   ---------   -------------   -------------
11/30/2001.......................          775        $311,122      $100,000        $100,000
11/30/2000.......................          775         280,400       100,000         100,000
11/30/1999.......................          775         262,722       100,000         100,000
11/30/1998.......................          775         295,263       100,000         100,000
11/30/1997.......................          775         298,802       100,000         100,000

---------

(1) See Note 5.

(2) Excludes accumulated undeclared dividends.

    The following information in the table below is unaudited.

                                 FINANCIAL DATA

                                                                  PER SHARE OF
                                                                  COMMON STOCK
                                                              ---------------------
                                                                          NYSE
                                                               NAV    CLOSING PRICE
                                                               ---    -------------
12/29/00....................................................  15.94        12.69
 1/31/01....................................................  16.81        13.76
 2/28/01....................................................  16.89        14.05
 3/31/01....................................................  16.17        14.30
 4/30/01....................................................  17.12        14.35
 5/31/01....................................................  17.69        15.08
 6/30/01....................................................  18.07        16.05
 7/31/01....................................................  18.08        15.80
 8/31/01....................................................  17.57        16.70
 9/30/01....................................................  16.34        15.10
10/31/01....................................................  16.88        15.70
11/30/01....................................................  17.36        16.05

                 See accompanying notes to financial statements

                        BOULDER TOTAL RETURN FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    Boulder Total Return Fund, Inc. (the 'Fund') is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ('SEC') under the Investment Company Act of 1940 (the '1940 Act'), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

    Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

    Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

    Cash distributions received from the Fund's investment in real estate investment trust ('REITs') and registered investment companies ('RICs') are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

    Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

    Dividends and Distributions to Shareholders: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in 'Federal income taxes' below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

    Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

    Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to

                        BOULDER TOTAL RETURN FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

(1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

    Other: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the 'Guide'). The Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have significant effect on the financial statements.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, TRANSFER AGENT FEE AND INSURANCE EXPENSE

    Boulder Investment Advisers, L.L.C. (the 'Adviser') serves as the Fund's Investment Adviser. Beginning April 27, 2001, the Fund pays the Adviser a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets, out of which the Adviser is responsible for compensating the Fund's sub-adviser. Prior to April 27, 2001, the Fund paid the Adviser a monthly fee at an annual rate of 1.00% of the Fund's average monthly net assets. The equity owners of the Adviser are Evergreen Atlantic, LLC, a Colorado limited liability company ('EALLC'), and the Lola Brown Trust No. 1B (the 'Lola Trust'), each of which is a shareholder of the Fund and considered to be an 'affiliated person' of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd., a Barbados international business company doing business as Stewart Investment Advisers ('Stewart Advisers'), serves as sub-adviser for the Fund. Beginning April 27, 2001, the Adviser pays Stewart Advisers a monthly fee equal to 65% of the fees earned by the Adviser. Prior to April 27, 2001, the Adviser paid Stewart Advisers a monthly fee equal to 70% of the fees earned by the Adviser. The equity owner of Stewart Advisers is the Stewart West Indies Trust, a shareholder of the Fund considered to be an 'affiliated person' of the Fund as that term is defined in the 1940 Act.

    Fund Administrative Services, LLC ('FAS') (formerly Boulder Administrative Services, LLC), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund considered to be an 'affiliated person' of the Fund as that term is defined in the 1940 Act.

    Effective January 26, 2001, the Fund pays each Director who is not a director, officer or employee of the Adviser, Stewart Advisers or FAS a fee of $6,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

    PFPC Inc. ('PFPC'), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. Beginning December 1, 2000, as compensation for PFPC's services as Administrator, the Fund pays PFPC a monthly fee at an annual rate of 0.12% for the first $75 million, 0.08% for the next $75 million, and 0.06% over $150 million of the Fund's average monthly net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee at an annual rate of 0.01% of the Fund's average monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as

                        BOULDER TOTAL RETURN FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

compensation for PFPC's services as such, the Fund pays PFPC a fee of $2,500 per month plus certain out-of-pocket expenses.

    Bankers Trust Company, a wholly owned subsidiary of Deutsche Bank AG ('Auction Agent'), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

    Prior to the Adviser's initial contract with the Fund in January 1999, the former Directors of Preferred Income Management Fund Inc. (the Fund's prior name) entered into a three-year tail-end insurance policy that is being expensed on the Statement of Operations at the rate of $63,000 per year. The remaining amount contained in 'Insurance expense' includes annual insurance expenses necessary to the operation of a registered investment company.

3. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities for the year ended November 30, 2001, excluding short-term investments, aggregated $37,309,602 and $32,947,508, respectively.

    At November 30, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $44,029,725 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $6,636,953.

4. COMMON STOCK

    At November 30, 2001, 240,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the year ended November 30, 2001 and for the year ended November 30, 2000.

5. TAXABLE AUCTION MARKET PREFERRED STOCK

    The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred'TM' Stock of $77,500,000 before offering costs of $171,219 and commissions paid directly to Lehman Brothers Inc. of $1,356,250. On August 15, 2000, the Money Market Cumulative Preferred'TM' Stock was retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of $290,625 were charged to capital to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

    The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

    An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

    On November 30, 2001, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annualized rate of 2.46%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

                        BOULDER TOTAL RETURN FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

    The Fund operates as a 'diversified' management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer.

    The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a 'diversified' fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term 'common stocks' includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term 'income securities' includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7. SIGNIFICANT SHAREHOLDERS

    On November 30, 2001, trusts and other entities affiliated with the Horejsi family owned 3,975,550 shares of Common Stock of the Fund, representing approximately 42.22% of the total Fund shares.

8. CAPITAL LOSS CARRYFORWARDS

    The Fund had available for Federal income tax purposes unused capital losses of $3,203,753 which will expire in 2008.

9. SHARE REPURCHASE PROGRAM:

    In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

10. CHANGE IN INDEPENDENT ACCOUNTANTS (UNAUDITED)

    Based on the recommendation of the Audit Committee of the fund, the Board of Directors has determined not to retain PricewaterhouseCoopers LLP as this fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 2001. During the two most recent fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through January 26, 2001 there were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for two years.

ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. ('PFPC') as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in 'street name') may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock

                        BOULDER TOTAL RETURN FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

    Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2001, $107 in brokerage commissions were incurred.

    The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

    In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

    A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC or by calling PFPC directly. A termination will be effective immediately if notice is received by PFPC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

    The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PFPC at 1-800-331-1710.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Boulder Total Return Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Boulder Total Return Fund, Inc., including the portfolio of investments, as of November 30, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended November 30, 2000 and the financial highlights for each of the years in the four-year period ended November 30, 2000 were audited by other auditors whose report dated January 12, 2001 expressed an unqualified opinion on that financial statement and those financial highlights.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2001, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


                                                     KPMG LLP

Boston, Massachusetts
January 11, 2002

                                     [Logo]

                                    BOULDER
                                  TOTAL RETURN
                                   FUND, INC.
                 ---------------------------------------------
                                 ANNUAL REPORT
                               NOVEMBER 30, 2001

                                   DIRECTORS

                    Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                               Stephen C. Miller

                                    OFFICERS

                               Stephen C. Miller
                                   President

                                 Carl D. Johns
                          Vice President and Treasurer

                              Stephanie J. Kelley
                                   Secretary

                               Nicole L. Murphey
                              Assistant Secretary

                           www.bouldertotalreturn.com

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                 P.O. Box 1376
                                Boston, MA 02104
                                 1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

    BOULDER TOTAL RETURN FUND, INC.
    P.O. Box 1376
    Boston, MA 02104


                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'

The dagger symbol shall be expressed as......................................'D'

The double dagger symbol shall be expressed as..............................'DD'